UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2016

Aquinox Pharmaceuticals, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36327	98-0542593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 - 887 Great Northern Way,

Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (604) 629-9223

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On January 11, 2016, Aquinox Pharmaceuticals, Inc. issued a press release announcing that it had received the official minutes from its December 8, 2015 meeting with the Division of Bone, Reproductive and Urologic Products (DBRUP) of the United States Food and Drug Administration (FDA) and provided an update regarding its development plans for AQX-1125 for the treatment of patients with bladder pain syndrome/interstitial cystitis (BPS/IC). The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release of Aquinox Pharmaceuticals, Inc. dated January 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aquinox Pharmaceuticals, Inc.

By:	/s/ Kamran Alam
Name:	Kamran Alam
Title:	Chief Financial Officer

Date: January 11, 2016

INDEX TO EXHIBITS

Number	Description

99.1	Press Release of Aquinox Pharmaceuticals, Inc. dated January 11, 2016